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                 Institutional Class               AMR Class

                      Supplement Dated March 17, 2009
                 to the Prospectuses dated March 1, 2009
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AMR and Institutional Class Prospectuses
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The American Beacon Funds' Board of Trustees recently appointed Winslow Capital
Management, Inc. ("Winslow") to replace Goldman Sachs Asset Management, L.P. as a sub-advisor to the Large Cap Growth Fund. Winslow began managing Fund assets today.

   The second paragraph in the section titled "Large Cap Growth Fund - Principal Strategies" is replaced with the following:

     The Manager currently allocates the Fund's assets, generally on an equal basis, between two investment sub-advisors:

        The Renaissance Group LLC ("Renaissance")
        Winslow Capital Management, Inc. ("Winslow")

   The third paragraph in the section titled "Large Cap Growth Fund - Principal Strategies" describing Goldman Sachs Asset Management, L.P.'s investment process is deleted.

   The following is inserted in the section titled "Large Cap Growth Fund - Principal Strategies" as the new fourth paragraph:

     Winslow employs a multi-step investment process in selecting a portfolio of company stocks expected to provide long-term above-average earnings growth. The process includes a quantitative Screen of companies in the Russell 1000 Index and other companies with market caps exceeding $4 billion. A qualitative analysis emphasizes competetive advantage in a company's respective industry sector. In addition, a fundamental active analysis is conducted on the remaining stock candidates' income statements, projections and Winslow's proprietary future earnings estimation. Finally, a price/earnings ratio valuation is employed relative to: (i) the Russell 1000 Growth Index, (ii) sector peers, (iii) the company's sustainable future growth rate, and (iv) the company's return-on-invested-capital.

   The description of Goldman Sachs Asset Management, L.P. in the section titled "The Sub-Advisors" is removed.

   The following paragraphs are inserted after the description of The Renaissance Group LLC in the section titled "The Sub-Advisors:"

     WINSLOW CAPITAL MANAGEMENT, INC. ("Winslow"), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is an investment advisor focuced exclusively on large cap growth equity management. Founded in 1992 Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. As of December 31, 2008, Winslow Capital managed approximately $4.2 billion in assets under management. Of this amount, none were assets of AMR Corporation and its subsidiaries ans affiliated entities. Winslow serves as a sub-advisor to the Large Cap Growth Fund.

     The following individuals comprise Winslow's Large Cap Growth management team, which is responsible for the day-to-day management of a portion of the Large Cap Growth Fund. Responsibility is shared equally among each member of the team.

     Clark J. Winslow is the Chief Executive Officer, Chief Investment Officer and a portfolio manager of Winslow and has served in these capacities with the firm since 1992. Mr. Winslow has 43 years of investment experience, has managed portfolios since 1975 and has co-managed the Fund since March 2009.

     Justin H. Kelly is a Senior Managing Director and portfolio manager of Winslow and has been with the firm since 1999. Mr. Kelly has 17 years of investment experience and has co-managed the Fund since March 2009.

     R. Bart Wear is a Senior Managing Director and portfolio manager of Winslow and has been with the firm since 1997. Mr. Wear has 27 years of investment experience and has co-managed the Fund since March 2009.

The section titled "Treasury Inflation Protected Securities Fund - Fees and Expenses" is hereby replaced with the following:

     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Treasury Inflation Protected Securities Fund.

        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)

        Management Fees(1)                             0.10%
        Distribution (12b-1) Fees                      0.00%
        Other Expenses                                 0.19%
        Acquired Fund Fees and Expenses(2)             0.00%

        Total Annual Fund Operating Expenses(3)(4)     0.29%

        (1) Management Fees are restated to reflect current fees.
        (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
        (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
        (4) The Manager has voluntarily agreed to reimburse the Institutional Class of the Fund for Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 0.22%. The voluntary expense reimbursement can be changed at any time by the manager without notice to the shareholders. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reduction or expense reimbursements if reimbursement to the Manager
            (a) occurs within three years after the Manager's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Institutional Class of the Fund to exceed 0.22%. The voluntary expense ;imitation excludes interest, taxes, brokerage commissions and extraordinary expenses.


Institutional Class Prospectus
------------------------------

The sections titled "Large Cap Growth Fund - Fees and Expenses" and "Large Cap Growth Fund - Example" are hereby replaced with the following:

     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)

        Management Fees(1)                                0.54%
        Distribution (12b-1) Fees                         0.00%
        Other Expenses                                    0.46%
        Acquired Fund Fees and Expenses(2)                0.01%

        Total Annual Fund Operating Expenses(3)           1.01%

        (1) Management Fees are restated to reflect current fees.
        (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
        (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

     Example
     -------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year          $103
            3 Years         $322
            5 Years         $558
            10 Years      $1,236

The American Beacon Funds' Board of Trustees recently approved closing the Small Cap Value Opportunity Fund to new shareholders.

     The following is inserted as the final paragraph in the section titled "About Your Investment - Purchase and Redemption of Shares - Eligibility:"

        The Small Cap Value Opportunity Fund closed to new investors on
        March 6, 2009. The Fund will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from: (1) shareholders of the Fund who had open accounts as of March 6, 2009; (2) participants in most qualified retirement plans if the Fund was designated as an investment option as of March 6, 2009; and (3) existing accounts managed on a discretionary basis by registered investment advisors that included the Fund in their discretionary account program as of March 6, 2009. Investors through financial intermediaries who did not have a funded position through the intermediary by March 6, 2009 will not be allowed to establish a new position after that date.


AMR Class Prospectus
--------------------

The sections titled "Large Cap Growth Fund - Fees and Expenses" and "Large Cap Growth Fund - Example" are hereby replaced with the following:

     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)

        Management Fees(1)                                   0.54%
        Distribution (12b-1) Fees                            0.00%
        Other Expenses                                       0.10%
        Acquired Fund Fees and Expenses(2)                   0.01%

        Total Annual Fund Operating Expenses(3)              0.65%

        (1) Management Fees are restated to reflect current fees.
        (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
        (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

     Example
     -------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year            $66
          3 Years           $208
          5 Years           $362
          10 Years          $810